EXHIBIT 10.27





                          STEAM LEASE


                 Dated as of December 18, 1996

                            between

                     PANDA-BRANDYWINE, L.P.

                              and

                    BRANDYWINE WATER COMPANY



              Distilled Water Facility located in
          Brandywine, Maryland, Prince George's County










                      TABLE OF CONTENTS

                                                           Page


SECTION 1.    DEFINITIONS                                      2

      1.1     Defined Terms                                    2
      1.2     Other Definitional Provisions                    2

SECTION 2.    DEMISING PROVISIONS; SUBORDINATION               2

      2.1     Sublease of the Distilled Water Facility         2
      2.2     Right to Use the Distilled Water Facility
                Premises                                       2
      2.3     Severance                                        3
      2.4     Subordination                                    3

SECTION 3.    TERM                                             3

SECTION 4.    USE                                              3

SECTION 5.    RENT; PROFIT SHARING                             4

SECTION 6.    POSSESSION AND QUIET ENJOYMENT                   4

SECTION 7.    NO MERGER OF TITLE                               4

SECTION 8.    RESPONSIBILITY OF LESSOR                         4

SECTION 9.    NO ASSIGNMENT OR FURTHER SUBLEASE                5

SECTION 10.   SURRENDER                                        5

SECTION 11.   MISCELLANEOUS                                    5

      11.1    Notices                                          5
      11.2    Amendments                                       5
      11.3    Headings, etc.                                   6
      11.4    Successors and Assigns                           6
      11.5    GOVERNING LAW                                    6
      11.6    Severability                                     6
      11.7    Limitation of Liability                          6


SCHEDULES AND EXHIBITS

Schedule A    Description of the Distilled Water Facility
Schedule B    Legal Description of Distilled Water Facility Premises



                          STEAM LEASE


          THIS STEAM LEASE, dated as of December 18, 1996, is made between PANDA-BRANDYWINE, L.P., a Delaware limited partnership ("Lessor" or the "Partnership"), and BRANDYWINE WATER
COMPANY, a Delaware corporation ("Lessee").


                           RECITALS:

          A. Lessor is the owner of a subleasehold estate in the Site under the terms of the Site Sublease dated as of March 30, 1995 as amended as of October 30, 1996, and as of December 18, 1996, and as further amended and restated as of December 18, 1996, (as the same may be further amended, supplemented or otherwise modified from time to time, the "Site Sublease") a memorandum of which has been recorded among the Land Records of Prince George's County, Maryland.

          B. Lessor is the lessee of a distilled water facility more particularly described in Schedule A attached hereto (the "Distilled Water Facility") which is located on a portion of the Site as shown on the as-built survey of the site delivered pursuant to Section 5.1(h) of the Participation Agreement (as defined below) ("the Distilled Water Facility Premises") under the terms of the Facility Lease dated as of the date hereof between Fleet National Bank (formerly known as Shawmut Bank Connecticut, National Association), not in its individual capacity, but solely as owner trustee (in such capacity, the "Owner Trustee") and the Lessor (as the same may be amended, supplemented or otherwise modified from time to time, the "Facility Lease").

          C. The Distilled Water Facility is comprised of the equipment described in Part I of Schedule A (the "Distilled Water
Facility Equipment") and the other property described in Part II of Schedule A (the "Distilled Water Facility Property").

          D.  Lessor desires to sublease the Distilled Water
Facility Equipment to Lessee and Lessee desires to sublease the Distilled Water Facility Equipment from the Lessor upon the terms and conditions hereinafter set forth.


                           AGREEMENT:


          In consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lessor and the Lessee, intending to be legally bound hereby, hereby agree as follows:

          SECTION 1.  DEFINITIONS

          1.1 Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings assigned to them in Annex A to the Participation Agreement, dated as of December 18, 1996, among the Partnership, the General Partner, the Owner Participant, the Owner Trustee, Fleet National Bank, not in its individual capacity but solely as Security Agent, First Security Bank, National Association, not in its individual capacity but solely as Indenture Trustee under the Indenture, Credit Suisse, as administrative agent (the "Administrative Agent") and the other entities listed on Schedule I thereto (the "Loan Participants") (as the same may be amended, supplemented or otherwise modified from time to time, the "Participation Agreement") (such definitions to be equally applicable to both the singular and plural forms of the terms defined). Any term defined by reference to an agreement, instrument or other document shall have the meaning so assigned to it whether or not such document is in effect.

          1.2 Other Definitional Provisions. The words "hereof," "herein" and "hereunder" and words of similar import when used in this Steam Lease shall refer to this Steam Lease as a whole and not to any particular provision hereof. Section, subsection, Appendix, Exhibit and Schedule references contained in this Steam Lease are references to Sections, subsections, Appendices, Exhibits and Schedules in or to this Steam Lease unless otherwise specified.


          SECTION 2.  DEMISING PROVISIONS; SUBORDINATION

          2.1 Sublease of the Distilled Water Facility. Lessor hereby subleases to Lessee and Lessee hereby subleases from Lessor, upon and subject to the terms and conditions hereinafter set forth, the Distilled Water Facility Equipment TO HAVE AND TO HOLD the same, subject as aforesaid, unto Lessee and Lessee's successors and assigns, commencing on the date hereof and continuing for the term described in Section 3 hereof. LESSEE ACKNOWLEDGES THAT IT SUBLEASES AND HIRES THE DISTILLED WATER FACILITY EQUIPMENT "AS IS" AND LESSOR HAS NOT MADE ANY COVENANTS, REPRESENTATIONS OR WARRANTIES ABOUT THE DISTILLED WATER FACILITY EQUIPMENT OTHER THAN THOSE EXPRESSLY SET FORTH HEREIN.

          2.2 Right to Use the Distilled Water Facility Premises. So long as this Steam Lease is in effect, Lessor grants to Lessee the right to occupy and use the Distilled Water Facility Premises and the Distilled Water Facility Property, and the right of ingress and egress thereto, solely for the purposes of using and enjoying the Distilled Water Facility Equipment. The foregoing right shall terminate automatically if and when Lessee's rights under this Lease terminate.

          2.3 Severance. The Distilled Water Facility Equipment and each portion thereof, and all repairs, replacements, substitutions and additions thereto, whether now or at any time hereafter located on the Distilled Water Facility Premises or attached to the Distilled Water Facility Property, are severed, and shall remain severed, from the Distilled Water Facility Premises and the Distilled Water Facility Property even if physically attached, are and shall remain personal property, and are not and shall not be fixtures or an accession to the Distilled Water Facility Premises or the Distilled Water Facility Property, the title thereto being separate and distinct from the title to the Distilled Water Facility Premises and the Distilled Water Facility Property, and shall be treated as personal property with respect to the rights of all Persons whatsoever and for all purposes of the Participation Agreement, the Site Lease, the Site Sublease, the Facility Lease and this Steam Lease, and title to the Distilled Water Facility Equipment shall not, except as specifically contemplated by the Transaction Documents, be affected in any way by any instrument dealing with the Distilled Water Facility Premises or the Distilled Water Facility Property or any part thereof.

          2.4 Subordination. Lessee covenants and agrees for itself and its successors and assigns that all of its rights under this Steam Lease are hereby expressly made subject and subordinate to the rights of the Security Agent, for the benefit of GE Capital and the Owner Trustee (and, by collateral assignment, the Indenture Trustee), under each of the Amended and Restated Deed of Trust and Security Agreement dated as of December 18, 1996 by the Partnership to Chicago Title Insurance Company, as trustee for the Security Agent (the "Deed of Trust"), the Site Lease, the Site Sublease and the Facility Lease.


          SECTION 3.  TERM

          The term of this Steam Lease shall commence on the date hereof and shall end on the earlier to occur of the expiration or earlier termination of (i) the Facility Lease (taking into account any renewals of the term thereof), (ii) the Site Sublease and (iii) the Steam Sales Agreement.


          SECTION 4.  USE

          During the term of this Steam Lease, the Distilled Water Facility and the Distilled Water Facility Premises shall be used by Lessee as provided in the Facility Lease and the Site Sublease. The Lessee shall perform all the terms, covenants and conditions to be performed by Lessor (i) under the Site Sublease, with respect to the Distilled Water Facility Premises and (ii) under the Facility Lease with respect to the Distilled Water Facility (which obligations are hereby incorporated herein by reference).

          SECTION 5.  RENT; PROFIT SHARING

          As rent for the lease of the Distilled Water Facility Equipment and the use of the Distilled Water Facility Property and the Distilled Water Facility Premises for the term hereof, Lessee shall pay to Lessor all amounts payable to Lessee in connection with the operation of the Distilled Water Facility and the sale of its products. In return, Lessor shall pay to Lessee such portion of the cash as is available to be distributed to Lessor's partners as Lessor and Lessee shall agree is fair.


          SECTION 6.  POSSESSION AND QUIET ENJOYMENT

          Subject to the provisions of the Site Lease, the Site Sublease and the Facility Lease, and so long as no Lease Event of Default shall have occurred and be continuing, Lessor shall not disturb Lessee's peaceful and quiet use and possession of the Distilled Water Facility and the Distilled Water Facility Premises; provided, however, Lessor shall not be responsible for the acts of predecessors in title to Lessor.


          SECTION 7.  NO MERGER OF TITLE

          There shall be no merger of this Steam Lease or the leasehold estate created by this Steam Lease with any estate in the Distilled Water Facility Equipment or other estate in the Distilled Water Facility Premises or the Distilled Water Facility Property or any part thereof by reason of the fact that the same Person may acquire, own or hold, directly or indirectly, (a) this Steam Lease or any interest in this Steam Lease or in any such leasehold estate and (b) any estate in the Distilled Water Facility Equipment or any part thereof or any interest in such estate, and no such merger shall occur unless and until all Persons having any interest (including a security interest) in
(i) this Steam Lease or the leasehold estate created by this Steam Lease and (ii) any estate in the Distilled Water Facility Equipment or other estate in the Distilled Facility Premises or the Distilled Water Facility Property or any part thereof, shall join in a written instrument effecting such merger.


          SECTION 8.  RESPONSIBILITY OF LESSOR

          Lessor shall have no duty, responsibility, liability or obligation to Lessee in respect of the Distilled Water Facility or the Distilled Water Facility Premises for the use, maintenance or condition of the Distilled Water Facility, or the Distilled Water Facility Premises except as provided in Section 6 hereof and in the Facility Lease, Site Lease and Site Sublease (which obligations are hereby incorporated herein by reference). Lessor shall have no liability or obligation whatsoever to Lessee under this Steam Lease by reason of termination of the Facility Lease or the Site Sublease in the absence of any breach by Lessor of its express affirmative obligations to Lessee hereunder.


          SECTION 9.  NO ASSIGNMENT OR FURTHER SUBLEASE

          Lessee will not, without the prior written consent of the Owner Trustee, assign or further sublease or otherwise in any manner deliver, transfer or relinquish possession of all or any portion of the Distilled Water Facility or the Distilled Water Facility Premises or assign any of its rights hereunder.

          SECTION 10.  SURRENDER

          At the termination of this Steam Lease, Lessee shall forthwith quit and surrender the Distilled Water Facility and deliver the Distilled Water Facility to Lessor in the same condition, reasonable wear and tear excepted, as on the date hereof. Subject to any applicable provisions of the Site Lease, Site Sublease and except as provided in Section 8 of the Facility Lease, all improvements affixed to the Distilled Water Facility and the Distilled Water Facility Premises shall be and remain the property of Lessor from and after the termination of this Steam Lease.


          SECTION 11.  MISCELLANEOUS

          11.1 Notices. Unless otherwise specifically provided for herein, all notices, consents, directions, approvals, instructions, requests and other communications required or permitted by the terms hereof to be given to each party hereto shall be in writing, and shall be deemed to have been given when delivered to the other party by registered or certified mail, return receipt requested, addressed as follows:

          For Lessor:
          Panda-Brandywine, L.P.
          4100 Spring Valley, Suite 1001
          Dallas, Texas  75244
          Attn:  Chairman & General Counsel

          For Lessee:
          Brandywine Water Company
          4100 Spring Valley, Suite 1001
          Dallas, Texas  75244
          Attn:  Chairman & General Counsel

          11.2 Amendments. Neither this Steam Lease nor any of the terms hereof may be terminated, amended, supplemented, waived or modified orally, but only by an instrument in writing signed by the party against which enforcement of the termination, amendment, supplement, waiver or modification shall be sought.

          11.3 Headings, etc. The headings of various Sections and subsections of this Steam Lease are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof.

          11.4  Successors and Assigns.  The terms of this Steam
Lease shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

          11.5  GOVERNING LAW.  THIS STEAM LEASE HAS BEEN
DELIVERED IN AND SHALL BE GOVERNED BY AND BE CONSTRUED AND
INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF MARYLAND.

          11.6 Severability. Any provision of this Steam Lease that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          11.7 Limitation of Liability. There shall be full recourse to Lessor and all of its assets for the liabilities of Lessor under this Steam Lease, but in no event shall any Partner or any officer, director or holder of any equity interest in any Partner be personally liable or obligated for such liabilities of Lessor, except as may be specifically provided in any other Transaction Document to which such Partner is a party. Subject to the foregoing limitation on liability, Lessee may sue or commence any suit, action or proceeding against, any Partner or any officer, director or holder of any equity interest in any Partner in order to obtain jurisdiction over Lessor to enforce its rights and remedies hereunder. Nothing herein contained shall limit or be construed to limit the liabilities and obligations of any Partner in accordance with the terms of any other Transaction Document creating such liabilities and obligations to which such Partner, is a party.


          IN WITNESS WHEREOF, the parties hereto have caused this Steam Lease to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                              BRANDYWINE WATER COMPANY


                              By:  /S/ William C. Nordlund
                                 Name:  William C. Nordlund
                                 Title:



                              PANDA-BRANDYWINE, L.P.


                              By:  Panda Brandywine Corporation,
                                    its general partner


                              By:
                                 Name:  William C. Nordlund
                                 Title:  Senior Vice President



                                                    Schedule A
                                                    to the
                                                    Steam Lease




              DISTILLED WATER FACILITY DESCRIPTION


          The Distilled Water facility is located in Prince
George's County, Maryland. This facility consists of, but is not limited to, the following:

     Part I

Piperacks and miscellaneous supports (including grating)
Packaged distilled water system in one or more sites to be designed and furnished by Aqua-Chem
Distilled water storage tank - 220,000 gallons
Truck filling pumps
Sump pumps
12" steam supply from Facility
Piping for Distilled Water Facility systems: circ. water, drains, pump suction and discharge, tank, sumps, F.P., acid, potable water, including small sore and eye wash station
Electrical equipment including: MCCs, transformer, C/B's, panels and local control stations
Raceway including conduit, cable tray and fittings
Wire, cable and terminations
Lighting, grounding and miscellaneous systems
Instrumentation
Insulation



     Part II

Structural excavation for foundations
Backfill and placement for foundations
Paving required including subbase and base course
Chain link fence
Drainage pipe
Catch basins
Landscaping - trees and shrubs
Foundations and slabs for building, tank, equipment, sumps,
     piperack and loading/unloading area
Painting
Pre-engineered building - 40'x50'x26' (including doors, HVAC and fire protection)